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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 7, 2000
                 (Date of earliest event reported: May 23, 2000)

                                 UDATE.COM, INC.
             (Exact name of registrant as specified in its charter)


          California                 001-15385                 330835561
(State or other jurisdiction of     (Commission              (IRS Employer
        incorporation)              File Number)           Identification No.)

New Enterprise House, St Helens Street, Derby, England                  DE1 3GY
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (877) 815-2955
              (Registrant's telephone number, including area code)

                           ANTHEM RECORDING WEST, INC.
           11423 West San Bernardo Court, San Diego, California 92127
          (Former name or former address, if changed since last report)

                                EXPLANATORY NOTE

         The undersigned registrant, uDate.com, Inc. (formerly Anthem Recording West, Inc.), hereby amends the items, financial statements, exhibits or other portions of its current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2000, as set forth in the pages attached hereto. This amendment should be read in conjunction with the Form 8-K.



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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

         (b) On July 1, 2000, the Registrant engaged KPMG Audit Plc. (KPMG) as its independent auditors and the principal accountant to audit the Registrant's financial statements. Prior to such date, the Registrant had not engaged KPMG in any consultation.

         ITEM 5. OTHER EVENTS

         Registrant's name was changed from "Anthem Recording West Inc." to "uDate.com, Inc." on June 23, 2000 to more accurately describe the proposed business of the Registrant. The change was approved by the Board of Directors and shareholders of the Registrant.

         On June 21, 2000, Registrant issued options to purchase 75,000 of Common Stock of Registrant at $5.00 per share to each of Geoffrey Shingles, a director of Registrant, and Interregnum Venture Marketing Ltd. (and affiliate of Kenneth Olisa, a director of Registrant). The options were granted separately from and are not governed by Registrant's 2000 Stock Incentive Plan. The Options were granted pursuant to an exemption from registration under the Securities Act of 1933, as amended, afforded by Section 4(2) thereof. The option agreements appear as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K/A and are incorporated herein by reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of uDate.com, Ltd.

         The following documents appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

         uDate.com, Ltd. audited financial statements as of March 1, 2000 and March 31, 1999 and for the fiscal years ended March 1, 2000 and March 31, 1999.

         (b)  Pro Forma Financial Information.

         The following documents appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

         Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2000 and for the six months ended June 30, 2000 and for the fiscal year ended December 31, 1999.

         (c) Exhibits

         2.1 Share Exchange Agreement, dated as of May 23, 2000, by and among the Registrant, Internet Investments Inc., uDate.com, Ltd. and the selling shareholders named therein *

         3.1      Certificate of Amendment of Articles of Incorporation

         10.1 Subscription Agreement dated as of May 2000 by and between the Registrant and Innovative Finance Limited *

         10.2 Registrant's 2000 Stock Incentive Plan and form of Stock Option Agreement *

         10.3     Melvyn Morris Stock Option Agreement dated as of May 10, 2000
                  *

         10.4     Howard Thacker Stock Option Agreement dated as of May 10, 2000
                  *



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         10.5     Notice of Non-Qualified Stock Option Award and Non-Qualified
                  Stock Option Award Agreement between the Registrant and Geoffrey Shingles dated June 21, 2000

         10.6 Notice of Non-Qualified Stock Option Award and Non-Qualified Stock Option Award Agreement between the Registrant and Interregnum Venture Marketing Ltd. dated June 21, 2000

         23.1     Consent of Smith Cooper, Independent Auditors

         99.1 Press Release announcing the completion of the Share Exchange Transaction *

         99.2     Financial Statements of uDate.com, Ltd.

         99.3     Unaudited Pro Forma Condensed Combined Financial Information

         * Incorporated by reference to Registrant's Form 8-K filed with the Securities and Exchange Commission on June 9, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UDATE.COM, INC.




                                             By: /s/ Melvyn Morris
                                                ------------------------
                                                    Melvyn Morris
                                                    President

Date:     August 14, 2000



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